SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 10 or 15(d) of the
                    Securities Exchange Act of 1934



                           January 13, 1998
           ------------------------------------------------
           Date of Report (date of earliest event reported)


                         INTRATEL GROUP, LTD.
         -----------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


   DELAWARE                     33-853963                 72-1265159
---------------               ------------            -------------------
(State or Other                (Commission            (IRS Employer Iden-
Jurisdiction of               File Number)             tification Number)
Incorporation)


                      28050 U.S. HIGHWAY 19 NORTH
                       CLEARWATER, FLORIDA 34621
                --------------------------------------
                (Address of Principal Executive Offices
                          Including Zip Code)


                             (813) 797-9000
                     ------------------------------
                     (Registrant's telephone number,
                          including area code)






Page 1 of 7.

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Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          N/A

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Material Events
          ---------------

               On December 9, 1996, IntraTel Group, Ltd. (the "Company") entered into employment agreements ("Agreements") with Robert E. Yaw, II and Charles R. Brink, wherein Mr. Yaw received an annual salary of $180,000 and Mr. Brink $150,000. Mr. Yaw is the Chairman of the Board and Mr. Brink was Chief Operating Officer and a Director until his resignation in December 1997.

               The Agreements provide for these individuals to receive benefits which include regular medical, dental, long-term disability insurance and 401(K) benefits as may be offered to other employees. In addition, the Company pays for each individual's life insurance premiums for coverage of to $1,000,000.

               The Agreements also provide for stock options to be awarded in the event of a merger or sale of all the Company's assets. No options have been granted to date which would be subject to the adjustment provisions of these Agreements. The Agreements also provide for twelve (12) month non-competition and non-solicitation restrictions.

               As previously reported, on December 9, 1996 and subsequently ratified by the Company's Board of Directors in November 1997, the Company entered into a Management Services Agreement ("Services Agreement") with Mr. Brink wherein Mr. Brink was to render assistance to the Company by (a) analyzing and addressing the Company's management requirements; (b) developing strategic initiatives and related industry partnerships, including providing assistance with respect to acquisitions, joint ventures, and strategic business alliances; (c) assisting the Company in coordinating its marketing strategies and identifying potential customers and distribution channels for its network;
          (d) assisting with the negotiation of contracts between the Company and its customers; (e) organizing its investor relations activities; (f) analyzing the Company's present

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

          and prospective corporate organizational structure; (g) providing recommendations with respect to legal, accounting, and public relations firms, and other professionals, retained by the Company; (h) assessing the structure of the Board of Directors of the Company and assisting the Company in establishing audit and compensation committees of the Board of Directors; (i) providing advice to the Company with respect to appropriate levels and forms of executive and director compensation, and assisting the Company in establishing compensation policies; and (j) assisting the Company in establishing and maintaining financial relationships.

               Mr. Brink received a fee of $25,000 upon execution of the Services Agreement and was to receive $82,500 prior to December 31, 1997. As of the date of this Report, Mr. Brink had received $25,000 of his agreed to compensation under the Services Agreement. In addition, Mr. Brink was reimbursed for his reasonable out-of-pocket expenses incurred in connection with services rendered the Company.

               Mr. Brink's Services Agreement was terminated in December 1997 when he resigned as an Officer and Director of the Company.

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) and (b)    N/A

          (c)       Exhibits: Filed herewith pursuant to Reg. S-K Item 601
                              is the following exhibit.

Exhibit No.    Page      Description
-----------    ----      -----------

   10.10        5        Management Services Agreement dated
                         December 9, 1996.



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

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTRATEL GROUP, LTD.



Dated: January 13, 1998                 By:  /s/ ROBERT E. YAW, II
                                           -------------------------------
                                            Robert E. Yaw, II
                                            Chairman of the Board









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